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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-97554) pertaining to the Omnibus Stock Plan of California Beach Restaurants, Inc. of our report dated June 7, 1996, with respect to the consolidated financial statements and schedules of California Beach Restaurants, Inc. included in the Annual Report (Form 10-K) for the year ended April 30, 1996.

                                               ERNST & YOUNG LLP

Los Angeles, California
July 16, 1996